SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 29, 2007

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Harbor Bay Parkway, Alameda, California 94502
(Address of principal executive offices, including zip code)

(510) 748-4900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM  5.02            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

Effective as of October 29, 2007, the Company’s Chief Development Officer, Pedro Huertas, M.D., Ph.D., resigned in that capacity and voluntarily terminated his employment arrangement with the Company.

Effective as of November 1, 2007, Jonathan H. Dinsmore, Ph.D., the Company’s Vice President and General Manager, was promoted by the Company to the position of Senior Vice President Regulatory and Clinical.

Effective as of November 1, 2007, Ivan Wolkind ,the Company’s Vice President of Finance and Chief Accounting Officer, was appointed Senior Vice President of Finance and Administration.  Mr. Wolkind will continue to serve as Chief Accounting Officer.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: November 1, 2007